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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 23, 2002


                       AMERIQUEST MORTGAGE SECURITIES INC.

                  (as depositor under the Pooling and Servicing
                Agreement, dated as of August 1, 2002, providing
                  for the issuance of Asset-Backed Pass-Through
                         Certificates, Series 2002-AR1)


                      Ameriquest Mortgage Securities Inc.

             (Exact name of registrant as specified in its charter)
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 Delaware                           333-77012            33-0885129
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(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)        Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California 92868                                      92868
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: 714-564-0660

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                                       -2-


Item 5.          Other Events
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Description of the Certificates and the Mortgage Pool

         As of the date hereof, Ameriquest Mortgage Securities Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated August 21, 2002, in connection with the Registrant's issuance of a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2002-AR1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of August 1, 2002, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2002-AR1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Salomon Smith Barney Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.












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                                       -3-


Item 7.           Financial Statements and Exhibits
                  ---------------------------------


                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                        Description
         -----------                        -----------
              99.1                          Computational Materials (as defined in Item 5) that have been provided by Salomon Smith Barney Inc. to certain prospective purchasers of Ameriquest Mortgage Securities Inc. Asset-
                                            Backed Pass-Through Certificates, Series 2002-AR1.










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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 23, 2002

                                        AMERIQUEST MORTGAGE SECURITIES INC.


                                        By:     /s/ Diane Tiberend
                                                -------------------------
                                        Name:   Diane Tiberend
                                        Title:  Secretary











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
                                                 Index to Exhibits




                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  -----------                                     -------------
        99.5          Computational Materials (as defined in Item 5) that have                         P
                      been provided by Salomon Smith Barney Inc. to certain
                      prospective purchasers of Ameriquest Mortgage
                      Securities Inc. Asset-Backed Pass-Through Certificates,
                      Series 2002-AR1.














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                                  EXHIBIT 99.5


                                [FILED BY PAPER]